Exhibit 10.44 CERTAIN INFORMATION IDENTIFIED WITH [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. Applied Technologies Center 315 Sigma Drive Summerville, SC 29486 www.ati.org 92634904_5 January 12, 2021 Novavax, Inc. 21 Firstfield Road Gaithersburg, MD 20878 Attention: Mr. [***] Subject: Modification No. 05 to Project Agreement No. 01; MCDC2011-001 Reference: MCDC Base Agreement No. 2020-530 Dear [***]: In accordance with the terms and conditions of the referenced MCDC Base Agreement, Modification No. 05 hereby amends the Project Agreement No. 01 as follows: DESCRIPTION OF MODIFICATION 1) The Health Resource Priority and Allocations Systems (HRPAS) clause of the Project Agreement is hereby incorporated into the definitized agreement as indicated below: 18. Health Resource Priority and Allocations Systems (HRPAS) In order to ensure the success of the Project Agreement Holder’s efforts, a priority rating is incorporated into the project agreement for the procurement of raw materials, consumables, repair parts, and major end item assemblies by the Project Agreement Holder under Title I of the HRPAS. Priority Rating: Defense Production Act (DPA) Title I – “DO-HR” Each rated order executed by the Project Agreement Holder must include the following: (a) The priority rating: DPA Title I – “DO-HR”; (b) A required delivery date or dates. The words “immediately” or “as soon as possible” do not constitute a delivery date; (c) The written signature on a manually placed order, or the digital signature or name on an electronically placed order, of an individual authorized to sign rated orders for the person placing the order; and (d) A statement that reads in substance: (1) This is a rated order certified for national defense use, and you are required to follow all the provisions of the Health Resources Priorities and Allocations System regulation at 45 CFR part 101. (2) If the rated order is placed in support of emergency preparedness requirements and expedited action is necessary and appropriate to meet these requirements, the following sentences should be added following the statement set forth in paragraph (d)(1) of this section: i. This rated order is placed for the purpose of emergency preparedness. It must be accepted or rejected within two (2) days after receipt of the order if: A. The order is issued in response to a hazard that has occurred; or

92634904_5 B. If the order is issued to prepare for an imminent hazard, as specified in HRPAS § 101.33(e). Except as provided herein, all Terms and Conditions of the referenced MCDC Base Agreement, Project Agreement and preceding modifications remain unchanged and in full force and effect. This modification is issued unilaterally. The Project Agreement Holder is not required to sign to finalize this action. Advanced Technology International By: /s/ [***] Name: [***] Title: Contracts Administrator Date: Jan 12 2021